SECURITIES  AND EXCHANGE COMMISSION
                  WASHINGTON, D.C.  20549


                          FORM 8-K


                       CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934


               Date of Report:  March 2, 1994



               UNION OIL COMPANY OF CALIFORNIA

   (Exact name of registrant as specified in its charter)



   Delaware                            1-554           95-1315450

(State or other jurisdiction of     (Commission      (I.R.S. Employer
  incorporation or organization)     File Number)    Identification No.)




1201 West Fifth Street, Los Angeles, California    90017


(Address of principal executive offices)          (Zip Code)




Registrant's telephone number, including area code:   (213)  977-7600


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Item 5.   Other Events

           On February 28, 1994, the bylaws of Union Oil Company of California were changed as follows:


                     UNION OIL COMPANY OF CALIFORNIA

                               RESOLUTIONS


       "RESOLVED, That Section 2 of Article IV of the Bylaws of this Company shall be amended effective April 25, 1994 to reduce the number of directors of the Company from 14 to 12 and shall read as follows:

     'Section 2. Number. The exact number of directors of the Company, within the limits specified in Article Fourth of the Company's Restated Articles of Incorporation, shall be twelve until changed in the manner provided by law.'"

       "RESOLVED, That the first sentence of Section 1 of Article V of the Bylaws shall be amended effective May 1, 1994 to reduce the minimum number of directors composing the Executive Committee to three and shall read as follows:

     'Section 1. Number and Composition. The Board of Directors shall appoint from its membership, annually, an Executive
     Committee of three or more directors who are salaried officers of the Company.'"







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                         SIGNATURE


Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.




                               UNION OIL COMPANY OF CALIFORNIA
                               --------------------------------
                                        (Registrant)







                                 by:  CHARLES S. MCDOWELL
                                 -------------------------
                                   (Charles S. McDowell, Vice
                                    President and Comptroller)










Dated:  March 2, 1994